UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 15, 2016

Spark Networks, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-32750	20-8901733
(Commission File Number)	(IRS Employer Identification No.)

11150 Santa Monica Boulevard, Suite 600, Los Angeles, California	90025
(Address of Principal Executive Offices)	(Zip Code)

(310) 893-0550

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders

The Company held its Annual Meeting of Stockholders on June 15, 2016. For more information about the proposals set forth below, please see the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 29, 2016. There were 25,874,854 shares of the Company’s common stock outstanding as of April 25, 2016, the record date for the Annual Meeting, and there were 22,832,067 shares of the Company’s common stock present in person or by proxy at the Annual Meeting. The final voting results for each proposal are set forth below.

Proposal No. 1 – Election of eight directors to the Board of Directors to serve for one-year terms ending at the 2017 Annual Meeting of Stockholders

The Company’s stockholders elected the following nominees as directors for terms expiring at the Company’s 2017 Annual Meeting of Stockholders: Michael J. McConnell, Lee K. Barba, Michael B. Brodsky, Ian V. Jacobs, John H. Lewis, Jonathan R. Mather, Walter L. Turek and Michael S. Egan.

The voting results for the election of directors were as follows:

Board of Directors Nominees:

Director Nominee	Votes For	Votes Withheld	Broker Non-Vote
Michael J. McConnell	17,253,233	452,813	5,126,021
Lee K. Barba	17,252,133	453,913	5,126,021
Michael B. Brodsky	17,253,233	452,813	5,126,021
Ian V. Jacobs	16,656,006	1,050,040	5,126,021
John H. Lewis	16,656,015	1,050,031	5,126,021
Jonathan R. Mather	17,252,142	453,904	5,126,021
Walter L. Turek	16,656,015	1,050,031	5,126,021
Michael S. Egan	17,253,242	452,804	5,126,021

Proposal No. 2 – Ratification of the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016

The proposal was approved by stockholders as follows:

Votes For	Votes Against	Abstentions
22,522,719	265,823	43,525

Proposal No. 3 – Approval, on an advisory basis, of the compensation paid to the Company’s named executive officers

The proposal was approved by stockholders as follows:

Votes For	Votes Against	Abstentions	Broker Non-Vote
17,165,425	505,621	35,000	5,126,021

Proposal No. 4 – Approval of the Company’s 2016 Employee Stock Purchase Plan

The proposal was approved by stockholders as follows:

Votes For	Votes Against	Abstentions	Broker Non-Vote
13,123,812	4,577,434	4,800	5,126,021

Proposal No. 5 – Approval of an amendment to the Company’s 2007 Omnibus Incentive Plan

The proposal was approved by stockholders as follows:

Votes For	Votes Against	Abstentions	Broker Non-Vote
13,638,551	4,062,545	4,950	5,126,021

Proposal No. 6 – Consideration of a stockholder proposal recommending that the Board of Directors hire an investment bank to sell the Company

The proposal was not approved by stockholders as follows:

Votes For	Votes Against	Abstentions	Broker Non-Vote
3,603,176	4,514,756	9,588,114	5,126,021

Item 8.01	Other Events

In connection with the Annual Meeting of Stockholders held on June 15, 2016, Michael Brodsky replaced Walter Turek on the Nominating Committee of the Company’s Board of Directors.  No other changes were made to the members of the committees of the Board.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPARK NETWORKS, INC.

Date: June 20, 2016

	By:	/s/ Robert W. O’Hare
	Name:	Robert W. O’Hare
	Title:	Chief Financial Officer and Corporate Secretary